SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 12, 2002

PARAMETRIC TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-18059 (Commission File Number)	04-2866152 (IRS Employer Identification No.)

140 Kendrick Street, Needham, Massachusetts 02494
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(781) 370-5000

Item 5.    Other Events.

On November 12, 2002, Edwin J. Gillis resigned as the company’s Chief Financial Officer. Effective immediately, Thomas L. Beaudoin was named acting Chief Financial Officer. Filed herewith as Exhibit 99.1 is a copy of a press release related thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

99.1    Press release issued by Parametric Technology Corporation on November 12, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2002	Parametric Technology Corporation

By: /s/ C. Richard Harrison
C. Richard Harrison
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Parametric Technology Corporation on November 12, 2002.